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                                                                    EXHIBIT 10.6

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                          Individual Exchange Agreement
                                  Pertaining To
    Konover Property Trust, Inc. (Formerly FAC Realty, Inc.) 1996 Restricted
                                   Stock Plan
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This Agreement is entered into as of this [date] day of [Month], [Year] by and between [FirstName] [Lastname] ("Recipient") and Konover Property Trust, Inc. (formerly FAC Realty, Inc.) ("Corporation").

WHEREAS, pursuant to the Konover Property Trust, Inc. (formerly FAC Realty, Inc.) 1996 Restricted Stock Plan, as amended ("Plan"), the Recipient has received or will be granted shares of restricted stock as shown in Agreement Supplement A. Under this Agreement, shares granted under the Plan shall be referred to as "Restricted Stock."

WHEREAS, under the terms of the Plan, the Restricted Stock currently granted and that to be granted in the future is subject to vesting provisions found in section 6 of the Plan.

WHEREAS, Recipient desires to exchange, for the Repurchase Rights established pursuant to the terms and conditions of this Agreement, the right to receive (along with all other rights appurtenant thereto) the Restricted Stock reflected in Agreement Supplement A.

WHEREAS, the Corporation desires to exchange the Repurchase Rights for the return to the Corporation of Recipient's Restricted Stock granted pursuant to the Plan.

                           ------- WITNESSETH -------

NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows.

1. EXCHANGE RESTRICTED STOCK FOR REPURCHASE RIGHTS. Recipient hereby agrees to exchange, for the Repurchase Rights and Dividend Equivalents described in this Agreement, his or her Restricted Stock (including the right to receive dividends thereon and the right to vote such shares). Corporation, in turn, agrees to exchange the Repurchase Rights for the Restricted Stock.

      For each share of Restricted Stock granted to the Recipient and exchanged under this Agreement, Recipient shall receive one Repurchase Right. Each Repurchase Right shall entitle Recipient to acquire from the Corporation, in accordance with the terms and conditions of this Agreement, a share of Stock. For purposes of this Agreement, the terms "Shares" and "Stock" shall refer to Konover Property Trust, Inc. (formerly FAC Realty, Inc.) common stock granted to Recipient in the form of Restricted Stock.

      A.    Application to Restricted Stock Outstanding as of the Date of This
            ------------------------------------------------------------------
            Agreement. As of the date of this Agreement, Recipient has been
            ---------
            granted Restricted Stock pursuant to the Plan. Some or all of the Restricted Stock granted to Recipient may not currently be vested in accordance with the terms of section 6 of the Plan. To the extent that any of this Restricted Stock granted as of the date of this Agreement is not currently 100% vested, then the nonvested

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            Restricted Stock to which the Recipient desires this Agreement to apply to will be reflected in Section I of Agreement Supplement A ("Supplement A"), which shall be included with and made a part of this Agreement.

      B.    Application to Restricted Stock Granted After the Date of This
            --------------------------------------------------------------
            Agreement. Following the date of this Agreement, Recipient may be
            ---------
            granted additional Restricted Stock in accordance with the Plan. This Agreement shall automatically apply to the grant of the additional Restricted Stock to Recipient, and Section II of Supplement A shall be amended to reflect the additional grant. Recipient's acknowledgment signature shall also be obtained and included on Section II of Supplement A with respect to such Stock.

2. CREATION AND TREATMENT OF DIVIDEND EQUIVALENTS. Whenever any cash dividend is declared on the type and class of shares subject to Repurchase Rights, Corporation shall calculate a Dividend Equivalent equal to the amount of cash dividends which would have been payable to Recipient had the Restricted Stock subject to this Agreement actually been issued and outstanding. Such Dividend Equivalent shall be payable to Recipient on or about the time Corporation makes its payments to holders of issued and outstanding shares.

3. ADJUSTMENT IN NUMBER OR FORM OF REPURCHASE RIGHTS. If any of the events enumerated in section 11(a) of the Plan occurs with respect to the type and class of shares subject to Repurchase Rights, then Corporation may make such adjustments in the terms, conditions or restrictions of this Agreement (and the Repurchase Rights subject to this Agreement) as it shall deem equitable and just.

4. EXERCISE OF REPURCHASE RIGHTS. In accordance with the provisions of this Paragraph 4, Recipient may exercise a Repurchase Right at any time during the period: (i) beginning the date the Restricted Stock subject to the Repurchase Right becomes vested under section 6 of the Plan (or, if later, on the date any restrictions on sale under Section 16(b) the 1934 Exchange Act, as amended, expire), and (ii) ending on the date 15 years from the date under item (i) above. This period shall be referred to in this Agreement as the "Exercise Period".

      A Repurchase Right shall expire at the end of its Exercise Period and may not be exercised after the end of such Period. Upon expiration, the Recipient, and any person claiming benefits through the Participant, will lose all rights with respect to such Repurchase Right.

      A.    Procedure. Subject to the requirements of this Paragraph 4, a
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            Recipient may exercise a Repurchase Right by giving written notice to the Corporation (using a Repurchase Right Exercise Form supplied by the Corporation) and tendering, on or about the Exercise Date, full payment of the Exercise Price by check or other means acceptable to the Corporation.

      B.    Minimum Repurchase Right Exercise Requirements. The minimum number
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            of Repurchase Rights allowed to be exercised at any one time by
            Recipient shall be equal to that vested number of shares of Restricted Stock which are part of a single block of such Stock granted to Recipient on a particular date under the Plan. Restricted Stock granted for different reasons under the Plan (e.g., in lieu

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            of salary increases, bonuses or as part of the Corporation's long term incentive plan) will each be considered a separate block of Restricted Stock for purposes of these minimum exercise requirements.

      C.    Restrictions On Exercise. The following shall apply to any exercise
            ------------------------
            by a Recipient of a Repurchase Right under this Agreement.

            (1)   Required Approvals. In the event that the exercise of any
                  ------------------
                  Repurchase Right requires the prior listing, registration, qualification, consent or approval of any securities exchange, state or federal agency or other governmental regulatory body, then the Repurchase Right may not be exercised in whole or in part until such approvals have been obtained or such requirements have been met.

            (2)   Stock Legend. Each Recipient exercising a Repurchase Right
                  ------------
                  under this Agreement shall represent to and agree with the Corporation that the Recipient: (i) is acquiring such Shares as an investment and not with a present intention of distribution or resale, and (ii) agrees to have placed upon the certificates representing the Shares a legend setting forth these representations or a reference thereto. Such Shares shall be transferable thereafter only if the proposed transfer shall be permissible under the Plan and this Agreement and if, in the opinion of counsel for the Corporation, such transfer shall at such time be in compliance with all applicable federal and state securities laws and regulations.

      D.    Tender of Payment Upon Exercise of Repurchase Right. The exercise of
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            any Repurchase Right shall not be deemed complete and the Recipient shall have no rights, interests or privileges as an owner of the Stock subject to the Repurchase Right until the Recipient tenders payment of the Repurchase Right's Exercise Price in a manner permitted under this Agreement.

      E.    Delivery of Stock. No later than ten business days after all of the
            -----------------
            requirements for the exercise of a Repurchase Right under the provisions of this Paragraph have been met, Corporation shall deliver or cause to be delivered to the Recipient the Shares to which the exercised Repurchase Right related.

            The Shares shall be delivered free and clear of all restrictions, security interests (whether or not perfected), liens or other possible claims upon the Shares.

      F.    Tax Withholding. Whenever Stock is to be delivered upon the exercise
            ---------------
            of a Repurchase Right, the Corporation shall require as a condition of such delivery: (i) the cash payment by the Recipient of an amount sufficient to satisfy all federal, state and local tax withholding requirements related to the exercise, (ii) the withholding of such amount through the reduction in the number of shares of Stock to be delivered to the Recipient, or (iii) the withholding of such amount from compensation otherwise due to the Recipient.

            (1)   Timing of Election. Such tax withholding election shall be
                  ------------------
                  made before the date on which the amount of tax to be withheld is determined by the Corporation, and such election shall be irrevocable.

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            (2)   Additional Withholding. With the consent of the Corporation,
                  ----------------------
                  the Recipient may elect a greater amount of withholding, not to exceed the estimated amount of the Recipient's total tax liability with respect to the exercise of the Repurchase Rights. Such election shall be made at the same time and in the same manner as provided in Paragraph 4F(1) above.

      G.    Definitions. For purposes of this Paragraph 4, the terms below shall
            -----------
            have the following meanings.

            (1)   Exercise Date shall mean the date upon which the Corporation
                  -------------
                  approves the Repurchase Right Exercise Form submitted by the Recipient with respect to the Repurchase Rights being exercised.

            (2)   Exercise Price shall mean not less than 10% of the Fair Market
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                  Value of the Restricted Stock subject to the Repurchase Right, determined as of: (i) the date of this Agreement for Restricted Stock outstanding but not yet vested as of the date of this Agreement, and (ii) the Grant Date for Restricted
                  Stock granted subsequent to the date of this Agreement and which becomes subject to this Agreement.

            (3)   Fair Market Value Means, for the date in question, the closing
                  -----------------
                  price of a share of Konover Property Trust, Inc. (formerly FAC Realty, Inc.) Common Stock on the New York Stock Exchange or such other securities exchange upon which the Stock is listed; provided, if there is no trading permitted on such date, then the closing price on the last previous day upon which trading is permitted.

            (4)   Grant Date means the date on which Restricted Stock is granted
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                  under the Plan.

5. MISCELLANEOUS PROVISIONS. The following provisions shall apply to the exchange of Repurchase Rights for Restricted Shares under this Agreement.

      A.    Headings. The headings of Paragraphs under this Agreement are solely
            --------
            for convenience of reference. If there is any conflict between such headings and the text of this Agreement, the text shall control.

      B.    Incorporation by Reference and Conflict of Language. The provisions
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            of the Plan, along with their defined terms, are hereby incorporated by reference into this Agreement. Should the provisions of this Agreement conflict with the provisions of the Plan, then the provisions of the Plan will control. Should the provisions of this Agreement conflict with the terms and conditions of any employment agreement entered into by the Recipient and the Corporation, then the provisions of this Agreement will control.

      C.    Designation of Beneficiary. On or about the execution of this
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            Agreement by the Recipient, the Recipient shall designate one or more Beneficiaries to receive benefits under the Agreement in the event of the Recipient's death while holding unexercised Repurchase Rights. Such Beneficiaries shall be named on forms

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            provided by the Committee, and a Recipient may change a Beneficiary designation at any time by filing the prescribed form with the Committee.

            (1)   No Consent Required to Name Beneficiary. Neither the consent
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                  of the Recipient's current Beneficiary nor spouse shall be required for the naming of a Beneficiary or for a change of Beneficiary. No Beneficiary shall have any rights under this Agreement during the lifetime of the Recipient, except as may otherwise be provided in this Agreement.

            (2)   Death Without Designation of Beneficiary. A Recipient who dies
                  ----------------------------------------
                  without having designated a Beneficiary and who is lawfully married on the date of death shall be deemed to have named the Recipient's surviving spouse as Beneficiary. Any other Recipient who dies without having designated a Beneficiary shall be deemed to have named the Recipient's estate as Beneficiary.

      D.    Gender. Unless the context clearly requires a different meaning, all
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            pronouns in this Agreement shall refer indifferently to persons of any gender.

      E.    Singular and Plural. Unless the context clearly requires a different
            -------------------
            meaning, singular terms shall also include the plural and vice versa.

      F.    Governing Law. Except to the extent preempted by federal law, the
            -------------
            construction and operation of this Agreement shall be governed by the laws of the State of North Carolina without regard to the choice of law principles of such state.

      G.    Severability. If any provision of this Agreement is held illegal or
            ------------
            invalid by any court or governmental authority for any reason, the remaining provisions shall remain in full force and effect and shall be construed and be enforced in accordance with the purposes of the Agreement as if the illegal or invalid provision did not exist.

            If permissible, and in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid and enforceable provision a similar in term to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Paragraph 5G.

      H.    No Obligation to Exercise. The granting of a Repurchase Right shall
            -------------------------
            impose no obligation upon Recipient to exercise such Repurchase
            Right.

      I.    No Rights as Shareholder. Prior to the tender of payment of the
            ------------------------
            Exercise Price following the exercise of a Repurchase Right, Recipient shall have no rights, interests or other privileges of a shareholder of the Corporation with respect to any Stock obtainable upon the exercise of the Repurchase Right.

      J.    No Right to Continued Employment. Nothing contained in the Agreement
            --------------------------------
            shall be deemed to give any person the right to be retained in the employ of the

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            Corporation, or to interfere with the right of the Corporation to discharge any person at any time without regard to the effect that such discharge shall have upon such person's rights or potential rights, if any, under the Agreement.

      K.    Notices. Any notice to be provided under the Agreement to the
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            Corporation shall be mailed (by certified mail, postage prepaid) or delivered to the Corporation personally at the Corporation's primary executive offices. Any notice to Recipient shall be mailed (by certified mail, postage prepaid) or delivered personally to Recipient at the current address shown on the payroll records of the Corporation. No notice shall be binding on the Corporation until received by the Corporation, and no notice shall be binding on Recipient until received by Recipient.

      L.    Spendthrift Provision. Subject to the exceptions below, the right of
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            Recipient to receive shares of Stock under this Agreement upon the exercise of a Repurchase Right shall not be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind. Nor may such right be taken, either voluntarily or involuntarily for the satisfaction of the debts of, or other obligations or claims against, any such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

            (1)   Permitted Transfer. Notwithstanding the above provisions of
                  ------------------
                  this Paragraph 3L, Repurchase Rights may by gifted by Recipient to his or her spouse, child, stepchild, grandchild, parent, or sibling, or legal dependent of Recipient, or to a trust of which the beneficiary or beneficiaries of the trust shall be either a person designated above or Recipient. In the event of such gifting, the Shares obtainable through exercise of the Repurchase Rights shall remain subject to the restrictions, obligations and conditions set forth in the Plan and in this Agreement, including the original Exercise Period.

      M.    Incapacity of Recipient. If any person entitled to exercise a
            -----------------------
            Repurchase Right under the Agreement is deemed by the Corporation to be incapable (physically or mentally) of personally receiving and giving a valid receipt for shares of Stock acquired through the exercise of a Repurchase Right, then, unless and until claim therefore shall have been made by a duly appointed guardian or other legal representative of such person, the Corporation may provide for the transfer of such shares of Stock (or any part thereof) to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such transfer of Stock shall be a payment for the account of such person and represent a complete discharge of any liability of Corporation and the Agreement with respect to such Stock.

      N.    Addresses. Recipient shall keep Corporation informed of his or her
            ---------
            current address and the current address of his or her Beneficiary. Corporation shall not be obligated to search for the whereabouts of any person.

      O.    Limitations on Liability. Recipient and any other person claiming
            ------------------------
            benefits under the Agreement shall be entitled under this Agreement only to those rights

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            accompanying the exercise of a Repurchase Right ("Repurchase Right
            Claims"). Neither Corporation nor any individual acting as Recipient or agent of Corporation shall be liable to Recipient or any other person for any other claim, loss, liability or expense under this Agreement not directly related to a Repurchase Right Claim.

      P.    Forfeiture of Unexercised Repurchase Rights. Notwithstanding any
            -------------------------------------------
            other provision of the Agreement, should Recipient engage in theft, fraud, embezzlement or willful misconduct causing significant property damage to Corporation, then any issued but unexercised Repurchase Rights then outstanding will automatically be forfeited. The determination of theft, embezzlement or willful misconduct will be made by the Board in good faith, but such determination does not require an actual criminal indictment or conviction prior to or after such decision. In any determination of forfeiture pursuant to this Paragraph 5P, Recipient will be given the opportunity to refute any such decision by the Board, but the Board's decision on the matter will be considered final and binding on Recipient.

      Q.    Recipient's Rights Unfunded. The Agreement at all times shall be
            ---------------------------
            unfunded as defined under applicable provisions of the Internal Revenue Code and under the Employee Retirement Income Security Act. The right of Recipient or any Beneficiary to receive shares of Stock subject to Repurchase Rights granted under the Agreement shall represent an uninsured claim against the general assets of Corporation in the event of the Corporation's insolvency or bankruptcy.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first shown above.

                                         RECIPIENT

                                         ---------------------------------
                                         [FirstName] [Lastname]

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                                         Date

                                         Konover Property Trust, Inc. (formerly
                                         FAC Realty, Inc.)


                                         ---------------------------------
                                         President, Chief Executive Officer

                                         ---------------------------------
                                         Date

                                      VII